                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated July 1, 1997, (97-5), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1997 to July 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.02%, 6.17%, 6.24%, 6.42%, 6.62%, 6.82%, 7.13%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   JULY 1997

                            CUSIP#'S  393505-VR0, VS8, VT6, VU3, VV1, VW9, VX7
                            TRUST ACCOUNT #80-5040100
                            REMITTANCE DATE: 8/15/97

                                                     Total         $Per $1,000
                                                     Amount          Original
                                                  -------------    -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                               $4,268,322.04

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                             0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                          4,268,322.04

A.   Interest
     (2)  Aggregate Interest
          a.   Class A-1 Remittance Rate(6.02%)            6.02%
          b.   Class A-1 Interest                    180,178.60     2.50833333
          c.   Class A-2 Remittance Rate(6.17%)            6.17%
          d.   Class A-2 Interest                    102,452.85     2.57083333
          e.   Class A-3 Remittance Rate(6.24%)            6.24%
          f.   Class A-3 Interest                    157,755.00     2.60000000
          g.   Class A-4 Remittance Rate(6.42%)            6.42%
          h.   Class A-4 Interest                    252,477.20     2.67500000
          i.   Class A-5 Remittance Rate(6.62%)            6.62%
          j.   Class A-5 Interest                     61,858.38     2.75833318
          k.   Class A-6 Remittance Rate(6.82%             6.82%
          l.   Class A-6 Interest                    269,546.29     2.84166665
          m.   Class A-7 Remittance Rate (7.13%)
               unless the Weighted Average
               Contract rate is less than (7.13%)          7.13%
          n.   Class A-7 Interest                    247,993.28     2.97083329

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 2

                         CUSIP#'S  393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 8/15/97

                                                        Total $      Per $1,000
                                                        Amount        Original
                                                    --------------  ------------
     (3)  Amount applied to:
          a.   Unpaid Class A Interest
                 Shortfall                                     .00           .00

     (4)  Remaining:
          a.   Unpaid Class A Interest
                 Shortfall                                     .00           .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                      2,752,639.60           N/A
          a.   Scheduled Principal                       93,304.15           N/A
          b.   Principal Prepayments                  1,817,522.78           N/A
          c.   Liquidated Contracts                            .00           N/A
          d.   Repurchases                                     .00           N/A
          e.   Current Month Advanced Principal         841,812.67           N/A
          f.   Prior Month Advanced Principal                  .00           N/A

     (6)  Pool Scheduled Principal Balance          548,089,173.07

     (6b) Adjusted Pool Principal Balance           547,247,360.40  994.99520073
     (6c) Pool Factor                                   0.99499520

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance date             .00

     (8)  Class A Percentage for such Remittance
          Date                                               92.50%

     (9)  Class A Percentage for the following
          Remittance Date                                    92.46%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 3



                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 8/15/97


(10)   Class A Principal Distribution:
       a. Class A-1                             2,752,639.60     38.32052010
       b. Class A-2                                      .00             .00
       c. Class A-3                                      .00             .00
       d. Class A-4                                      .00             .00
       e. Class A-5                                      .00             .00
       f. Class A-6                                      .00             .00

                                                   Total $       Per $1,000
                                                    Amount        Original
                                                  ----------     -----------

(11)   Class A-1 Principal Balance             69,079,360.40    961.67947990
(11a)  Class A-1 Pool Factor                       .96167948

(12)   Class A-2 Principal Balance             39,852,000.00    1000.0000000
(12a)  Class A-2 Pool Factor                      1.00000000

(13)   Class A-3 Principal Balance             60,675,000.00    1000.0000000
(13a)  Class A-3 Pool Factor                      1.00000000

(14)   Class A-4 Principal Balance             94,384,000.00    1000.0000000
(14a)  Class A-4 Pool Factor                      1.00000000

(15)   Class A-5 Principal Balance             22,426,000.00    1000.0000000
(15a)  Class A-5 Pool Factor                      1.00000000

(16)   Class A-6 Principal Balance             94,855,000.00    1000.0000000
(16a)  Class A-6 Pool Factor                      1.00000000

(17)   Class A-7 Principal Balance             83,476,000.00    1000.0000000
(17a)  Class A-7 Pool Factor                      1.00000000

(18)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                              .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 4


                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 8/15/97

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

     (19)     31-59 days                         349,035.93             11

     (20)     60 days or more                     95,235.75              3

     (21)     Current Month Repossessions               .00              0

     (22)     Repossession Inventory                    .00              0

     (23)     Weighted Average Contract Rate        9.95000


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in July 2001)

(24) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date      .02%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; July not exceed 3.5%)                                N/A%

(25) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date     .06%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; July not exceed 5.5%)                                N/A%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.02%,6.17%,6.24%,6.42%,6.62%,6.82%,7.13%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 5

                         CUSIP#'S   393505-VR0,VS8,VT6,VU3,VV1,VW9,VX7
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 8/15/97


(26) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; July not exceed 5.5% from April 1, 2001 to
          Mar 31, 2002, 6.5% from April 1, 2002 to Mar. 31,
          2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
          and 9.5% thereafter)                                           0%

(27) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date          .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          July not exceed 2.25%)                                         0%

(28) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 23.25%)                                          15.00%

(29) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $11,000,000.00                                  .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                             7.50%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 6

                         CUSIP#'S   393505-UW0
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 8/15/97



                                                      Total $      Per $1,000
                                                       Amount       Original
                                                     ----------   ------------

CLASS M1 CERTIFICATES
---------------------
(30)  Amount available (including Monthly
      Servicing Fee)                                  243,420.84

A.    Interest
(31)  Aggregate interest
      a.   Class M-1 Remittance Rate (6.95%,
           unless Weighted Average Contract
           Rate is below 6.95%)                             6.95%

      b.   Class M-1 Interest                         119,453.13     2.89583345

(32)  Amount applied to Class M-1 Interest
      Deficiency Amount                                      .00              0

(33)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                      .00              0

(34)  Amount Applied to:
      a.   Unpaid Class M-1 Interest Shortfall               .00              0

(35)  Remaining:
      a.   Unpaid Class M-1 Interest Shortfall               .00              0

B.    Principal
(36)  Formula Principal Distribution Amount                  .00            N/A
      a.   Scheduled Principal                               .00            N/A
      b.   Principal Prepayments                             .00            N/A
      c.   Liquidated Contracts                              .00            N/A
      d.   Repurchases                                       .00            N/A

(37)  Class M-1 Principal Balance                  41,250,000.00  1000.00000000
(37a) Class M-1 Pool Factor                           1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%,7.49%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 7


                           CUSIP#'S   393505-UX8,UY6
                           TRUST ACCOUNT #80-5040100
                           REMITTANCE DATE: 8/15/97


(38) Class M-1 Percentage for such Remittance
     Date                                                .00%


                                                         Total $    Per $1,000
                                                         Amount      Original
                                                        ---------   ----------
(39) Class M-1 Principal Distribution:
       a.  Class M-1 (current)                                .00   0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                               .00

(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date               .00

(41) Class M-1 Percentage for the following
     Remittance Date                                          .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution Amount (including Monthly
     Servicing Fee)                                    123,967.71

(2)  Class B-1 Remittance Rate (6.97% unless
     Weighted Average Contract Rate is below 6.97%)          6.97%

(3)  Aggregate Class B1 Interest                        63,891.67   2.90416682

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                    .00          .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                       .00          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 8

                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 8/15/97

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date         .00

(8a) Class B Percentage for such Remittance Date      .00


                                                  Total $     Per $1,000
                                                   Amount      Original
                                                 ---------   ------------

   (9)   Current Principal (Class B Percentage of      .00
         Formula Principal Distribution Amount)        .00

   (10a)  Class B1 Principal Shortfall                 .00

   (10b)  Unpaid Class B1 Principal Shortfall          .00

   (11)   Class B Principal Balance          41,250,000.00

   (12)   Class B1 Principal Balance         22,000,000.00
   (12a)  Class B1 Pool Factor                 1.000000000

   Please contact Charles F. Pedersen of Firstar Trust Company (414) 287-3921 with any questions regarding this statement or your distribution.

Class B2 Certificates
---------------------

(13) Remaining Amount Available                  60,076.04

(14) Class B-2 Remittance Rate (7.49%
     unless Weighted Average Contract
     Rate is less than 7.49%)                         7.49%

(15) Aggregate Class B2 Interest                 60,076.04     3.12083325

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%,7.49%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 9



                         CUSIP#'S  393505-UX8,UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 8/15/97



(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                               .00          .00

(17) (Remaining Unpaid Class B2 Interest Shortfall       .00          .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date            .00

(19) Class B2 Principal Liquidation Loss Amount          .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                .00

(21) Guarantee Payment                                   .00

(22) Class B2 Principal Balance                19,250,000.00
(22a)Class B2 Pool Factor                         1.00000000


                                                Total $         Per $1,000
                                                 Amount          Original
                                               ---------       ------------

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                .00

(24) 3% Guarantee                                    .00

(25) Class C Residual Payment                        .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.97%,7.49%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-5
                              CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 10

                         CUSIP#'S  393505-UX8,UY6
                         TRUST ACCOUNT #80-5040100
                         REMITTANCE DATE: 8/15/97


(26) Class M-1 Interest Deficiency on such
     Remittance Date                                         .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                         .00

(28) Repossessed Contracts                                   .00

(29) Repossessed Contracts Remaining
     in Inventory                                            .00